UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 7, 2020

AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-55456 (Commission File Number)	46-3914127 (I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana, 46038
(Address of principal executive offices)

(317) 855-9926
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 7, 2020, American Resources Corporation (or the “Company”) issued a press release unveiling its wholly owned subsidiary, American Rare Earth LLC (“American Rare Earth”) which is focused on consolidating high-quality, low-cost, environmentally-sensitive rare earth mineral sites within its portfolio of assets and beyond and is currently exploring strategic options to unlock the value of its rare earth assets.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Additionally, the Company released an investor presentation for American Rare Earth LLC posted to the Investor Relations page of its website, http://americanresourcescorp.com/investor-relations and attached to this Current Report on Form 8-K as Exhibit 99.2 (the “ARE Presentation”) and incorporated herein by reference. The Company expects to use the ARE Presentation, in whole or in part, and possibly with modifications, in connection with presentations to a broad group of stakeholders in the investment community, including current and potential investors (institutional, retail and strategic), analysts and others after such date.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason as Regulation FD.

The information contained in the ARE Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.1. Financial Statements and Exhibits.

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
99.1	Press Release Dated October 7, 2020
99.2	ARE Presentation posted October 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: October 7, 2020	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer